EXHIBIT 8


                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  August 2, 2001


                                   HAMPTON INVESTMENTS LLC

                                   By:  JWA INVESTMENTS IV LLC, its
                                        managing member


                                   By:  /s/ Steven R. Kamen
                                        ---------------------------------------
                                        Name:   Steven R. Kamen
                                        Title:  Senior Vice President


                                   JWA INVESTMENTS IV LLC


                                   By:  /s/ Steven R. Kamen
                                        ---------------------------------------
                                        Name:   Steven R. Kamen
                                        Title:  Senior Vice President


                                   /s/ John W. Adams
                                   --------------------------------------------
                                   John W. Adams


                                   PENGO INDUSTRIES, INC.


                                   By:  /s/ Steven R. Kamen
                                        ---------------------------------------
                                        Name:   Steven R. Kamen
                                        Title:  Senior Vice President


                                   /s/ Randall D. Smith
                                   --------------------------------------------
                                   Randall D. Smith


                                   /s/ Jeffrey A. Smith
                                   --------------------------------------------
                                   Jeffrey A. Smith

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                                   PENGO SECURITIES CORP.


                                   By:  /s/ Steven R. Kamen
                                        ---------------------------------------
                                        Name:   Steven R. Kamen
                                        Title:  Senior Vice President